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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                        AUGUST 12, 2005 (AUGUST 11, 2005)


                            MDU RESOURCES GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                    1-3480                     41-0423660

(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)


                               SCHUCHART BUILDING
                             918 EAST DIVIDE AVENUE
                                  P.O. BOX 5650
                        BISMARCK, NORTH DAKOTA 58506-5650
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (701) 222-7900


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

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     (17 CFR 230.425)
|_| SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)
|_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))
|_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

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


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
          CHANGE IN FISCAL YEAR.

     Effective as of August 11, 2005, the MDU Resources Group, Inc. (the "Company") Board of Directors amended Company Bylaw Sections 3.02 and 5.01 relating to the eligibility to serve as a Director or high ranking executive.

     The present Company Bylaw Section 3.02 provides that a person who is not an officer of the Company may not serve as a Director beyond the date he or she turns 70 and a "high ranking executive" serving as a Director may not serve beyond the date he or she turns 65. Section 5.01 of the Bylaws provides that a "high ranking executive" of the Company may not serve in that position beyond the date he or she turns 65.

     The amendments to Section 3.02 provide that a non-officer Director cannot serve beyond the first regular meeting of the Board of Directors after the date he or she turns 70 and a "high ranking executive" serving as a Director cannot serve beyond the first regular meeting of the Board of Directors after the date he or she turns 65. The amendments to Section 5.01 provide that a "high ranking executive" serving as a Director may similarly retain his or her officer position through the first regular meeting of the Board following the date he or she turns 65.

     The amendments provide for a more appropriate transition for a retiring Director and will avoid the situation where a Director is eligible to serve at the time that meeting notices and materials for the next Board and Committee meetings are sent out, but then would have become ineligible to continue serving at the time of the meeting as result of an intervening birthday. The changes also allow the "high ranking executive" serving as a Director to retain his or her officer title through the first regular meeting of the Board after he or she turns 65.

     Company Bylaw Sections 3.02 and 5.01, as amended, are attached as Exhibit
99.

ITEM 8.01. OTHER EVENTS.

2005 Earnings Per Common Share Guidance
---------------------------------------

     In anticipation of meetings with members of the investment community, the Company has reaffirmed, as of August 12, 2005, its prior guidance, set forth in the Company's June 30, 2005 Quarterly Report on Form 10-Q ("Form 10-Q"), that earnings per common share for 2005, diluted, are projected in the range of $1.90 to $2.10.

     The following updates a number of key growth strategies, projections and certain assumptions set forth in the Form 10-Q under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations - Prospective Information" for the Company and its subsidiaries since the filing of the Form 10-Q. The reaffirmation of earnings per common share is based on these updates as well as the other key strategies, projections and assumptions set forth in the Form 10-Q, to which there have been no material changes since the filing of the Form 10-Q, and which are incorporated herein by reference.

o In 2006, the Company's natural gas and oil production segment expects a combined natural gas and oil production increase of approximately 6 percent to 10 percent over 2005 levels. In 2005, the Company expects combined natural gas and oil production to approximate the record levels achieved in 2004, assuming continued production from existing wells at its Badger Hills Project in southeastern Montana. The Badger Hills Project has been the subject of two related actions filed in the Montana Federal District Court, in connection with which the Montana Federal District Court issued orders enjoining operations on the project. Subsequently, the Montana Federal District Court issued temporary stays of the injunction orders in these cases, thereby permitting continued production at the project pending further developments in the cases. Currently, this segment's net combined natural gas and oil production is approximately 200,000 Mcf equivalent to 210,000 Mcf equivalent per day.

o The Company's natural gas and oil production segment has hedged a portion of its natural gas and oil production. The Company has entered into agreements representing approximately 43 percent to 47 percent of its last 6 months of 2005 estimated natural gas production and approximately 35 percent to 40 percent of its last 6 months of 2005 estimated oil production. The Company has entered into agreements representing approximately 25 percent to 30 percent of its 2006 estimated natural gas production and approximately 15 percent to 20 percent of its 2006 estimated oil production. The hedges that are in place as of August 11, 2005, for production in the last six months of 2005 and the twelve months of 2006 are summarized below:

                                                                   Price Swap or
                                                  Forward         Costless Collar
                                Period        Notional Volume      Floor-Ceiling
Commodity       Index*       Outstanding       (MMBtu)/(Bbl)      (Per MMBtu/Bbl)
---------------------------------------------------------------------------------
Natural Gas     Ventura      7/05 - 12/05          920,000             $5.00
Natural Gas     Ventura      7/05 - 12/05          920,000          $4.75-$5.25
Natural Gas     Ventura      7/05 - 12/05        1,840,000          $5.41-$6.80
Natural Gas     Ventura      7/05 - 12/05        1,840,000          $5.00-$5.865
Natural Gas     CIG          7/05 - 12/05        1,840,000          $5.25-$6.47
Natural Gas     Ventura      7/05 - 12/05          920,000             $5.15
Natural Gas     NYMEX        7/05 - 12/05          920,000          $6.50-$8.70
Natural Gas     Ventura      7/05 - 12/05        1,840,000             $5.56
Natural Gas     Ventura      7/05 - 12/05          920,000          $5.50-$7.18
Natural Gas     CIG         11/05 - 12/05          549,000             $7.05
Natural Gas     NYMEX        8/05 - 12/05        1,530,000          $7.50-$8.40
Natural Gas     Ventura      1/06 - 12/06        1,825,000          $6.00-$7.60
Natural Gas     Ventura      1/06 - 12/06        3,650,000             $6.655
Natural Gas     CIG          1/06 - 03/06          900,000             $7.16
Natural Gas     CIG          1/06 - 03/06          810,000             $7.05
Natural Gas     Ventura      1/06 - 12/06        1,825,000          $6.75-$7.71
Natural Gas     Ventura      1/06 - 12/06        1,825,000          $6.75-$7.77
Natural Gas     Ventura      1/06 - 12/06        1,825,000          $7.00-$8.85
Natural Gas     NYMEX        1/06 - 12/06        1,825,000          $7.75-$8.50
Natural Gas     Ventura      1/06 - 12/06        1,825,000             $7.76
Natural Gas     CIG          4/06 - 12/06        1,375,000          $6.50-$6.98
Crude Oil       NYMEX        7/05 - 12/05           82,800         $32.00-$36.50
Crude Oil       NYMEX        7/05 - 12/05           92,000         $43.00-$52.05
Crude Oil       NYMEX        7/05 - 12/05           63,770         $39.00-$47.20


                                       3


Crude Oil       NYMEX        7/05 - 12/05           92,000             $30.70
Crude Oil       NYMEX        1/06 - 12/06          182,500         $43.00-$54.15
Crude Oil       NYMEX        1/06 - 12/06          146,000         $60.00-$69.20

* Ventura is an index pricing point related to Northern Natural Gas Co.'s system; CIG is an index pricing point related to Colorado Interstate Gas Co.'s system.

Other
-----

     The recent passage of a transportation funding bill, the Safe, Accountable, Flexible and Efficient Transportation Equity Act -- A Legacy for Users, will positively influence the Company's construction materials and mining operations and represents a 31-percent increase over previous funding levels. Knife River Corporation, the Company's construction materials and mining business unit, will see average annual funding increases in each of its 11 states of operation ranging from a high of 46 percent in Minnesota to a low of 19 percent in Hawaii. Alaska, Idaho, Montana, North Dakota, Oregon, and Wyoming will each see average annual funding increases of slightly more than 30 percent. California will receive a 34-percent average annual increase while Iowa receives a 25-percent boost and Texas gets a 37-percent increase. The 2005 earnings per share guidance does not reflect the potential effects of the bill.

     The recent energy policy bill could also be positive for the rest of the Company's operations, although it is too early to quantify its effects. In 2004, the Company derived 75 percent of its earnings from its energy-related operations including natural gas and oil production, pipeline and energy services, independent power production, electric and natural gas distribution, and utility services. The 2005 earnings per share guidance does not reflect the potential effects of the bill.

Forward-looking Statements
--------------------------

     The foregoing earnings per share guidance for 2005 and statements with respect to the potential effect of the recent transportation funding bill and energy policy bill on the Company's operations, constitute forward-looking statements on behalf of the Company, within the meaning of Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, actual results may differ materially. For a discussion of the important factors that could cause actual results to differ, reference is made to the sections entitled "Introduction" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Risk Factors and Cautionary Statements that May Affect Future Results" in the Form 10-Q, both of which are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS.

     (c)   Exhibits

     99    Company Bylaw Sections 3.02 and 5.01, as amended.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MDU RESOURCES GROUP, INC.

Date  August 12, 2005                    BY  /s/ Warren L. Robinson
     ---------------------                   ----------------------------
                                             Warren L. Robinson
                                             Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number        Description of Exhibit
--------------        ----------------------

      99              Company Bylaw Sections 3.02 and 5.01, as amended.